Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

21. Subsequent Events

We have completed an evaluation of subsequent events after the balance sheet date of September 30, 2023 through the date this Quarterly Report on Form 10-Q was submitted to the SEC.

Registered Public Offering

On October 30, 2023, the Company entered into a placement agency agreement with Roth Capital Partners, LLC and a securities purchase agreement (“Purchase Agreement”) with an institutional investor for the purchase and sale, in a registered public offering by the Company of an aggregate of 1,205,000 shares of the Company’s common stock, par value $0.001 per share or pre-funded warrants to purchase Common Stock in lieu thereof, each of which is coupled with a warrant to purchase one and one-half shares of Common Stock. Specifically, the Company agreed to issue and sell to the institutional investor: (i) 150,000 shares of Common Stock at a combined offering price of $3.74, (ii) 1,055,000 pre-funded warrants to purchase up to 1,055,000 shares of Common Stock (the “Pre-Funded Warrants”) at a combined offering price of $3.7399 and (iii) 1,205,000 warrants to purchase up to 1,807,500 shares of Common Stock (the “Common Warrants”), resulting in gross proceeds of approximately $4.5 million. The Public Offering closed on November 2, 2023.

The Common Warrants are exercisable upon issuance, will expire five years following the date of issuance and have an exercise price of $3.55 per share. The Pre-Funded Warrants are exercisable upon issuance, will expire five years following the date of issuance and have an exercise price of $0.0001 per share.

Each of the Placement Agency Agreement and Purchase Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. In addition, pursuant to the terms of the Purchase Agreement, the Company and its executive officers and directors have agreed not to, subject to limited exceptions, offer, sell, transfer or otherwise dispose of the Company’s securities for a period of 90 days following the date of closing of the Public Offering.

As compensation in connection with the Public Offering, the Company paid the Placement Agent a cash fee of 7% of the aggregate gross proceeds raised in the Public Offering, plus reimbursement of certain expenses and legal fees.

Warrant Amendment

As previously reported in a Current Report on Form 8-K filed with the Commission on May 20, 2022, the Company issued (i) a common stock purchase warrant, dated May 16, 2022 and exercisable until November 18, 2027, to purchase up to 170,950 shares of Common Stock, at an exercise price of $55.40 and (ii) a common stock purchase warrant, dated July 26, 2022 and exercisable until December 1, 2026, to purchase up to 214,286 shares of Common Stock at an exercise price of $33.20 (collectively, the “Existing Warrants”) to an institutional investor.

On October 30, 2023, in connection with the Purchase Agreement discussed above, the Company entered into an amendment to the Existing Warrants as described above pursuant to which the Company agreed, effective November 2, 2023, to (i) revise the exercise price of the Existing Warrants to $3.55 and (ii) extend the date until which the Existing Warrants can be exercised until November 2, 2028. No other terms of the Existing Warrants were revised or changed.

Amendment to Ameluz LSA

On December 12, 2023, we entered into an addendum (the “Addendum”) to the Ameluz LSA. The Addendum provides, among other things, for a schedule of payments in relation to various financial obligations among the Company, Pharma, Bioscience, and Biofrontera AG (the parent company of Pharma and Bioscience), including updated terms relating to payments by the Company to Pharma for purchases of Licensed Products (as that term is defined in the LSA) under the LSA through the end of 2024.

Annual Shareholder’s Meeting

On December 20, 2023, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) in which stockholders voted on two proposals. The matters voted on were the election of Class II Directors Beth J. Hoffman, Ph.D. and Kevin D. Weber both of whom were elected for another term and the ratification of Marcum LLP as our public accounting firm which also passed. As a result, Marcum LLP is the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Details of the proposals are described in a proxy statement filed with the Securities and Exchange Commission on November 17, 2023. At the record date for the Annual Meeting, 1,517,628 shares of the Company’s Common Stock were outstanding and entitled to vote, of which 883,767 were represented, by proxy or in person, at the Annual Meeting, constituting 58.2% of the shares of the Company’s Common Stock outstanding and entitled to vote; accordingly, a quorum was present.

Debt Financing

On December 21, 2023, the Company entered into (a) a Business Loan and Security Agreement (the “Agreement A”) pursuant to which the lender (“Lender A”) has made a term loan to the Company in the principal amount of $2,000,000 (“Loan A”), evidenced by a Secured Promissory Note, effective as of December 21, 2023 (“Note A”), made by the Company in favor of Lender A; and (b) a Business Loan and Security Agreement (“Agreement B” and together with the Agreement A, the “Loan Agreements”) pursuant to which the lender (“Lender B”) has made a term loan to the Company in the principal amount of $2,000,000 (the “Loan B” and together with the Loan A, the “Loans”), evidenced by a Secured Promissory Note, effective as of December 21, 2023 (“Note B”), made by the Company in favor of Lender B.

Each of the Loans requires the Company to make weekly payments of principal and interest in the amount of approximately $102,857 through July 5, 2024, the maturity date, which will result in total interest payments of approximately $880,000 under each of the Loans, assuming all scheduled payments of principal and interest are made on time. Each of the Loans is secured by a security interest in substantially all of the Company’s assets (the “Collateral”). The default interest rate for each of the Loans is 5.0%.

Each of the Loan Agreements includes limitations on the Company’s ability to sell, lease, transfer, or otherwise dispose of its assets outside the ordinary course of its business; or to create, incur, allow or suffer to exist any lien on any of its assets other than liens in favor of Lender A and Lender B and certain other permitted liens. Each of the Loan Agreements also contains customary representations and warranties and customary events of default, upon the occurrence of which, after any applicable grace period, the applicable lender would have the ability to accelerate its loan and exercise remedies with respect to the Collateral.

Maruho Settlement

On December 29, 2023, we entered into a Confidential Settlement Agreement and Mutual Release (the “Release”), dated as of December 27, 2023 and effective as of December 22, 2023, with Maruho Co. Ltd. (“Maruho”), and a Share Transfer Agreement (the “STA” and, together with the Release, the “Settlement Agreement”), dated as of December 27, 2023 and effective as of December 22, 2023, by and among us, Maruho, and Maruho Deutschland GmbH. The Settlement Agreement resolves an arbitration proceeding initiated by us against Maruho in the International Chamber of Commerce (the “Arbitration”) in which we alleged certain claims against Maruho concerning the Share Purchase and Transfer Agreement (the “SPA”), dated as of March 25, 2019, referred to in the Settlement Agreement. In the Arbitration, we sought, in part, a declaration that we are not obligated to repay $7.3 million of “start-up costs” to Maruho.

The Settlement Agreement contains a mutual release whereby each of Maruho and us agreed to release and discharge the other party from any and all claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty, equity, arbitration or otherwise, against the other arising from or in connection with or in any manner relating to the SPA, including but not limited to any claims that were or could have been asserted in the Arbitration.

Under the Settlement Agreement, our obligations to i) repay the $7.3 million of “start-up costs” to Maruho, and ii) make certain profit-sharing payments related to the products acquired by us pursuant to the SPA were released. In addition, we agreed to transfer 5,451,016 shares of stock of Biofrontera AG, a German corporation, to Maruho. The fair market value of the shares transferred was $2.4 million upon the effective date.

Midcap Termination

On January 3, 2024, the Company voluntarily terminated the revolving line of credit between the Company and MidCap Business Credit LLC that provided for maximum borrowings of $6.5 million, subject to a borrowing base and an availability block. The Company repaid the outstanding principal balance on the revolving line of credit of approximately $194,000 and paid an early termination fee of $150,000 as part of the closure of the line.

Nasdaq Notification

On November 22, 2023, the Company received a notice from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, because the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the period ended September 30, 2023 was $1,038,000, the Company is no longer in compliance with the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2,500,000. Additionally, as of the date of the notice, the Company did not meet either of the alternative requirements of maintaining a market value of listed securities of $35 million or achieving a net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years.

On January 8, 2024, the Company submit a compliance plan to Nasdaq. The Company’s compliance plan was accepted, the Company may be granted up to 180 calendar days from November 22, 2023 to evidence compliance.

26. Subsequent Events

Loan and Security Agreement with MidCap.

On May 8, 2023, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with MidCap Business Credit LLC, providing us with a revolving line of credit in the aggregate principal amount of up to $6.5 million, subject to a borrowing base. The Loan Agreement allows the Company to request advances thereunder and to use the proceeds of such advances for working capital purposes until the maturity date of May 8, 2026. The Loan Agreement is secured by a lien on substantially all of the assets of the Company, subject to customary exceptions.

Advances under the Loan Agreement shall bear interest at the 30-Day Adjusted Term SOFR Rate, set monthly on the first day of the month based on 30-Day Term SOFR plus a spread adjustment of 15 basis points and subject to a floor of 2.25%, plus 4.00% calculated and charged monthly in arrears. In the event of a called event of default, a default interest rate of 3.00% percent shall be added to the aforementioned rate. Under the terms of the Loan Agreement, amounts available for advances would be subject to a borrowing base, which is a formula based on certain eligible receivables and inventory. The Loan Agreement also includes an Unused Line Fee Rate of 0.375% of the Credit Limit less all outstanding advances, which shall be paid on a monthly basis. Currently, our borrowing capacity is limited to our eligible receivables, pending consent from Biofrontera AG to allow Midcap to obtain title to Biofrontera Inc.’s inventory in the event of bankruptcy.

Settlement Agreement. On April 11, 2023, Biofrontera Inc. and each member of its Board of Directors, in their individual capacities, entered into a settlement agreement (the “Settlement Agreement”) with Biofrontera AG, a significant stockholder of the Company.

Pursuant to the terms of the Settlement Agreement, the major provisions are as follows:

●	the Company and a member of its Board of Directors withdrew their challenges to the resolutions passed at the Biofrontera AG stockholder meeting on January 9, 2023
●	the Company will increase the Board of Directors from five to six members and appoint as a Class I Director a director nominated by Biofrontera AG to fill the vacancy, subject to certain restrictions as described in the Settlement Agreement;
●	the Company will search for an additional director candidate, who is fully independent, to be nominated for election as a Class II Director at the Company’s 2023 annual meeting of stockholders; at which point the Company will increase the size of the Board of Directors to seven members (Amended to be nominated for election in connection with the 2024 meeting);;
●	the Board established a Related Party Transactions Committee to approve all contracts and transactions between the Company and Biofrontera AG, including any of its affiliates;
●	the Company amended on April 26, 2023 that certain Stockholder Rights Agreement dated October 13, 2022, between the Company and Computershare Trust Company, N.A., as Rights Agent to increase the threshold of beneficial ownership before being deemed an Acquiring Person, solely with respect to Biofrontera AG, from 20% to 29.96%.
●	In addition, the Settlement Agreement contains provisions to maintain Biofrontera AG’s representation on the Board of Directors as long as it holds at least 20% of the Company’s outstanding common stock and to limit further increases in the size of the Board of Directors or changes to the Company’s stockholder rights plan. Biofrontera AG also agrees, subject to certain conditions, to vote in support of the directors nominated by, and the proposals recommended by, the Board of Directors.

Reverse Stock Split. On May 22, 2023, the Company held virtually a Special Meeting of Shareholders in which shareholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to (i) effect a reverse split at a ratio of not less than 1-for-5 and not greater than 1-for-25 and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of the Company’s common stock in the same ratio as is selected for the reverse stock split. The final decision of whether to proceed with the Amendment shall be determined by our board of directors, in its discretion, at any time prior to August 23, 2023, the deadline for regaining compliance with Nasdaq Listing Rule 5550(a)(2).

On June 28, 2023, the Company, filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to (i) effect the Reverse Stock Split of the Company’s Common Stock, and (ii) effect a related proportional reduction in the number of the Company’s authorized shares of Common Stock from 300,000,000 to 15,000,000 (the “Authorized Share Reduction”).

Pursuant to the Amendment, the Reverse Stock Split and Authorized Share Reduction was effective at 11:59 p.m. on July 3, 2023 (the “Split Effective Time”), and the Common Stock began trading on the Nasdaq Capital Market on a post-split basis on July 5, 2023. The par value and other terms of the Common Stock were not affected.

Licensing Agreement with Optical Tools

On December 2, 2022, the Company entered into the technology transfer agreement with Optical Tools LLC (“Optical Tools”), and Stephen Tobin and Paul Sowyrda (the “Agreement”). The Agreement allowed for the transfer of the assigned patents and trademarks, and upon notification by the Company to Optical Tools, the research and development of certain prototypes.

On May 28, 2023, the Company authorized Optical Tools to design, develop, manufacture, and deliver at least two portable photodynamic therapy lamp prototypes (“PDT Device”) using the technology in the assigned patents. The PDT Device provides illumination, based on different light profiles, to the external skin surface of the human body. The Company shall reimburse Optical Tools for all reasonable out-of-pocket, material and labor costs per the agreement.

As part of the Agreement, Optical Tools will be eligible to receive regulatory and sales milestone payments totaling up to $1.0 million, and royalties of up to 3% of net revenue of certain products developed under this Agreement.

New Board Member

On July 7, 2023, in connection with the Biofrontera AG settlement agreement disclosed above, the board of directors of the Company appointed Heikki Lanckriet to the Board. Mr. Lanckriet will serve as a Class I Director to hold office for a term expiring at the annual meeting of the Company’s stockholders for fiscal year 2025. Mr. Lanckriet’s term as director began upon his appointment at the July 7, 2023 meeting.

Mr. Lanckriet was appointed to the Board upon the nomination of Biofrontera AG, a significant stockholder of the Company, pursuant to a settlement agreement dated as of April 11, 2023, between the Company, each member of its Board of Directors at that time and Biofrontera AG.

Contingent liability related to shares of Biofrontera AG acquired from Maruho through subscription rights relieved in 2023.

In July 2023, AG and Maruho settled the dispute from which the contingent payment obligation of Biofrontera Inc. under the subscription rights agreement could have arisen.

Legal Claim

On September 13, 2023, Biofrontera was served with a complaint filed in United Stated District Court for the District of Massachusetts by DUSA Pharmaceuticals, Inc., Sun Pharmaceutical Industries, Inc., and Sun Pharmaceutical Industries LTD (collectively “DUSA” or “Plaintiffs”) in which DUSA alleges breach of contract, violation of the Lanham Act, and unfair trade practices. All claims stem from allegations that Biofrontera has promoted its Ameluz product in a manner that is inconsistent with its approved FDA labeling.

Though this complaint was originally filed in the U.S. District Court for the District of Massachusetts, this matter has been transferred by agreement of the parties to the U.S. District Court for the District of New Jersey.

The Company denies the Plaintiffs’ claims and intends to defend these matters vigorously. Based on the Company’s assessment of the facts underlying the above claims, the uncertainty of litigation and the preliminary stage of the case, the Company cannot estimate the possibility of a material loss, nor the potential range of loss that may result from this action. If the final resolution of the matter is adverse to the Company, it could have a material impact on the Company’s financial position, results of operations, or cash flows.